UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 17, 2006

Fidelity D & D Bancorp, Inc.

(Exact name of registrant as specified in its charter)

Pennsylvania	333-90273	23-3017653
(State or other	(Commission	(IRS Employer
jurisdiction of	File Number)	Identification No.)
incorporation)

Blakely and Drinker Streets, Dunmore, PA

18512

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 570-342-8281

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act  (17 CFR 240.13e-4(c))

Fidelity D & D Bancorp, Inc.

CURRENT REPORT ON FORM 8-K

Item 1.01                Entry into a Material Definitive Agreement

On January 17, 2006, the Board of Directors of the Registrant’s subsidiary,  The Fidelity Deposit & Discount Bank (the “Bank”), ratified the change in Bank Board of Director annual fee schedule along with the addition of fees paid as Chairman of the Board, Chairman of the Audit Committee and Executive Committee members.

The Fidelity Deposit & Discount Bank Board of Directors’ Fee Schedule, attached hereto as Exhibit 99.1, is incorporated by reference into this Item 1.01.

Item 9.01                Financial Statements and Exhibits

(c)           Exhibits

99.1         Fidelity Deposit & Discount Bank Board of Directors’ Fee Schedule effective as of January 1, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Fidelity D & D Bancorp, Inc.

Date: January 23, 2006	BY:	/s/ Salvatore R. DeFrancesco, Jr.

	Name:	Salvatore R. DeFrancesco, Jr.
	Title:	Treasurer & Chief Financial Officer

EXHIBIT INDEX

EXHIBIT NO.

99.1	Fidelity Deposit & Discount Bank Board of Directors’ Fee Schedule effective as of January 1, 2006.